UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2017

C&J ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38023	81-4808566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Rogerdale Rd. Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 325-6000

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 25, 2017, C&J Energy Services, Inc. (“C&J”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among O-Tex Holdings, Inc., a Texas corporation (“O-Tex”), the stockholders of O-Tex (the “Stockholders”), and O-Tex Sellers Representative LLC, a Delaware limited liability company (the “Stockholders’ Representative”), in its capacity as representative of the Stockholders, pursuant to which, subject to the satisfaction or waiver of certain conditions, a wholly owned direct subsidiary of C&J (“Merger Sub”) will merge with and into O-Tex (the “Merger”) with O-Tex surviving the Merger, and immediately thereafter O-Tex will merge with and into another wholly owned direct subsidiary of C&J (together with the Merger and the other transactions contemplated by the Merger Agreement, the “Transactions”).

On the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the respective boards of directors of C&J and O-Tex, immediately prior to the effective time of the Merger (the “Effective Time”), each holder of (i) outstanding common stock, par value $0.01 per share, of O-Tex (the “O-Tex Common Stock”), (ii) Series A Preferred Stock, par value $0.01 per share, of O-Tex (the “Series A Preferred Stock”), and (iii) Series B Preferred Stock, par value $0.01 per share, of O-Tex (together with the Series A Preferred Stock and the O-Tex Common Stock, the “O-Tex Shares”) will have its O-Tex Shares (excluding any O-Tex Shares held in the treasury of O-Tex or held by C&J or Merger Sub immediately prior to the Effective Time) converted into the right to receive (without interest) such Stockholder’s pro rata portion of 4,420,000 shares of the common stock, par value $0.01 per share, of C&J (“Specified C&J Common Stock”). These shares will be issued in a private placement exempt from the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions set forth in Section 4(a)(2) of the Securities Act. In addition, each Stockholder will also be entitled to receive a pro rata portion of the $132.5 million cash merger consideration payable to the Stockholders’ Representative. C&J will fund the cash merger consideration with cash on hand.

O-Tex will cause all outstanding options to purchase shares of O-Tex Common Stock, whether vested or unvested, to be automatically cancelled immediately prior to the Effective Time. In addition, O-Tex will cause the O-Tex Amended and Restated Stock Incentive Plan (the “O-Tex Stock Incentive Plan”) to be terminated immediately prior to the Effective Time. Thereafter, no holder of any award under the O-Tex Stock Incentive Plan will have any right to acquire any securities of O-Tex or receive any payment or benefit with respect to previously granted awards.

In addition, pursuant to the terms of the Merger Agreement, C&J will enter into lock-up agreements with each Stockholder on the date of the closing of the Merger (the “Closing Date”), which will, subject to certain exceptions, restrict the ability of the Stockholders to dispose of the Specified C&J Common Stock for a period of 90 days following the Closing Date. Pursuant to the Merger Agreement, C&J will use commercially reasonable efforts to file a resale registration statement registering the Specified C&J Common Stock within 30 days of the Closing Date and have such registration statement declared effective as promptly as practicable thereafter, subject to customary exceptions.

The consummation of the Merger is subject to certain customary closing conditions, including (i) any waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, having expired or having been terminated, (ii) the absence of any injunction or other legal restraint preventing or making illegal the consummation of the Transactions, (iii) a representations and warranty insurance policy being in full force and effect, (iv) the Specified C&J Common Stock being authorized for listing on the New York Stock Exchange, and (v) the accuracy of each party’s representations and warranties and performance by each party with its covenants under the Merger Agreement, subject to certain materiality qualifications and exceptions.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the termination of the Merger Agreement, O-Tex will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions.

C&J and O-Tex may each terminate the Merger Agreement if the other commits certain breaches of its representations and warranties or fails to perform its covenants and agreements, or if a governmental authority has issued a final order prohibiting the consummation of the Transactions, in each case, subject to certain exceptions. Furthermore, the Merger Agreement may be terminated if the Merger has not been consummated by December 31, 2017, subject to an extension to February 28, 2018 in certain circumstances. No termination fees are payable under the Merger Agreement.

C&J and O-Tex each made certain representations, warranties and covenants in the Merger Agreement, including, on the part of the Stockholders, restricted use, non-competition, non-solicitation and non-disparagement covenants, and on the part of C&J and O-Tex, covenants to conduct their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger.

The Merger Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about C&J or O-Tex or to modify or supplement any factual disclosures about C&J in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Merger Agreement includes representations, warranties and covenants of C&J and O-Tex made solely for the purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by C&J and O-Tex in connection with the negotiated terms of the Merger Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to C&J’s SEC filings or may have been used for purposes of allocating risk among C&J and O-Tex rather than establishing matters as facts.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is only a summary, and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On October 25, 2017, C&J issued a news release announcing entry into the Merger Agreement. A copy of the news release containing the announcement is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Additionally, on October 25, 2017, C&J provided supplemental information regarding the proposed Transactions in connection with a teleconference presentation to investors scheduled for Thursday, October 26, 2017, as announced in the news release. A copy of the investor presentation is furnished herewith as Exhibit 99.2 and incorporated by reference herein.

The information in this Item 7.01 of Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the U.S. Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements and Information

This report contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, that address activities, events or developments that C&J expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “once,” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this report specifically include statements regarding the expected timetable for completing the proposed transaction; benefits and synergies of the proposed transaction; costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans and objectives; future opportunities for the combined company and services; future financial performance and operating results; and any other statements regarding C&J’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for C&J’s existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on C&J, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, forward-looking statements are subject to significant risks, contingencies and uncertainties, many of which are beyond C&J’s control, which may cause actual results to differ materially from its historical results. These risks, contingencies and uncertainties include, but are not limited to: the timing to consummate the proposed transaction; the risk that conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of C&J and O-Tex; the effects of the business combination of C&J and O-Tex, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of C&J to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for C&J’s and O-Tex’s services and their associated effect on rates, utilization, margins and planned capital expenditures; global economic conditions; excess availability of cementing services equipment, including as a result of low commodity prices, reactivation or construction; liabilities from operations; decline in, and ability to realize, backlog; equipment specialization and new technologies; adverse industry conditions; adverse credit and equity market conditions; difficulty in building and deploying new equipment; difficulty in integrating acquisitions; shortages, delays in delivery and interruptions of supply of equipment, supplies and materials; weather; loss of, or reduction in business with, key customers; legal proceedings; ability to effectively identify and enter new markets; governmental regulation; and ability to retain management and field personnel. For additional information regarding known material factors that could cause C&J’s actual results to differ from its present expectations, please see C&J’s filings with the SEC, including its Current Reports on Form 8-K that it files from time to time, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. C&J undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 25, 2017, among C&J, Merger Sub, O-Tex, Stockholders’ Representative and the Stockholders*

99.1	News Release, issued October 25, 2017 (furnished and not filed for purposes of Item 7.01)

99.2	Investor Presentation, dated as of October 25, 2017 (furnished and not filed for purposes of Item 7.01)

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. C&J agrees to supplementally furnish to the SEC upon request any omitted schedule or exhibit to the Merger Agreement.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&J ENERGY SERVICES, INC.

/s/ Danielle Hunter
Name:	Danielle Hunter
Title:	Executive Vice President, General Counsel, Chief
Risk and Compliance Officer and Corporate Secretary

Date: October 25, 2017